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                                                                   EXHIBIT 10.31


                             AMENDMENT NO. 2 TO THE
                          LIMITED PARTNERSHIP AGREEMENT
                                       OF
                              RSA VENTURES I, L.P.


       AMENDMENT dated the 28th day of November, 2001, between RSA Partners I, L.P., as general partner, and RSA Investments Inc., as limited partner of RSA Ventures I, L.P. (the "Partnership").

       WHEREAS, the parties hereto desire to amend the Limited Partnership Agreement of the Partnership, dated as of April 10, 2001 (as heretofore and hereafter amended, the "Agreement"), as hereinafter provided.

       NOW, THEREFORE, the parties hereto, in consideration of the premises and the agreements herein contained and intending to be legally bound hereby, agree as follows:

       1. All references in the Agreement to "Advisory Company" are hereby deleted therefrom.

       2.     Paragraph 3(m) of the Agreement is hereby deleted in its entirety.

       3. The date "December 31, 2006" appearing in Paragraph 3(n) of the Agreement is hereby changed to correspond to the date of this Amendment.

       4. The Subscription of the General Partner is hereby reduced from $502,750 to $251,375 and the Subscription of RSA Investments Inc. (as the sole limited partner of the Partnership) is hereby reduced from $100,050,000 to $50,025,000, and Schedule A to the Agreement is hereby amended accordingly.

       5. The date "December 31, 2011" appearing in Paragraph 11(a) of the Agreement is hereby changed to "December 31, 2008".

       6. The phrase ", or request that the General Partner furnish," appearing in the fourth sentence of Paragraph 17(b) of the Agreement is hereby deleted in its entirety.





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       7.     The phrase "and shall be audited by a nationally recognized firm of independent public accountants" appearing in the second sentence of Paragraph 17(c) of the Agreement is hereby deleted in its entirety.

       8. The phrase "each of the first three quarters" appearing in Paragraph 17(d) of the Agreement is hereby changed to "the second quarter".

       9. Paragraph 17(i) of the Agreement is hereby deleted in its entirety.

       10. From and after the date of this Amendment No. 2, no additional Subscriptions shall be accepted from the Partners and no additional Limited Partners shall be admitted to the Partnership.

       This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which taken together shall constitute one instrument.

       IN WITNESS WHEREOF, the undersigned have executed this Amendment on the day and year first above written.


GENERAL PARTNER                                   LIMITED PARTNER
---------------                                   ---------------
RSA Partners I, L.P.                              RSA Investments Inc.
By: RSA Ventures, Inc., its general partner

    By: /s/ John F. Kennedy                       By: Charles R. Stuckey, Jr.
        -----------------------------------       ------------------------------
        Title: Treasurer                          Title: President